Events after the reporting date	6 Months Ended
Jun. 30, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting date

13.           Events after the reporting date

Consultancy Agreement

On July 15, 2021, Globus Maritime Limited entered into a consultancy agreement with Eolos Shipmanagement S.A., a related party, for the purpose of providing consultancy services to Eolos Shipmanagement S.A. For these services the Company receives a daily fee of $1. The total income from these fees will be classified in the income statement component of the consolidated statement of comprehensive loss under management & consulting fee income.

Rental Agreement

On August 5, 2021, the Company entered into a new rental agreement for 902 square metres of office space for its operations within a building owned by Cyberonica S.A. (an affiliate of Globus’s chairman) at a monthly rate of Euro 26,000 (absolute amount) with a lease period ending August 4, 2024. The Company does not presently own any real estate.

Acquisition of new vessels

On July 20, 2021, the Company took delivery of the m/v “Power Globe”, a 2011-built Kamsarmax dry bulk carrier, through its subsidiary, Talisman Maritime Limited, for a purchase price of $16.2 million financed with available cash. The m/v “Power Globe” was built at Universal Shipbuilding Corporation in Japan and has a carrying capacity of 80,655 dwt.

On September 22, 2021, the Company entered into a memorandum of agreement with an unrelated third party, for the acquisition of the m/v “Peak Liberty”, a 2015-built Kamsarmax dry bulk carrier, for a purchase price of $28.4 million. The m/v “Peak Liberty” was built at Tsuneishi Zosen in Japan and has a carrying capacity of 81,837 dwt. The agreement is subject to customary closing conditions. Delivery of the vessel is expected during the 4th quarter of 2021.